UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 15, 2005

CRESCENT REAL ESTATE EQUITIES COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

1-13038	52-1862813
(Commission File Number)	(I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)
(817) 321-2100
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All references in this Form 8-K to “Crescent,” “we,” “us” or “our” mean Crescent Real Estate Equities Company.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective December 15, 2005, our Board of Trust Managers adopted the Fourth Amended and Restated Bylaws of Crescent Real Estate Equities Company (the “Restatement”). The Restatement amends our Bylaws to provide that the positions of Chairman and Vice Chairman of the Board of Trust Managers are no longer classified as officers of the Company. A copy of the Restatement is attached to this Current Report on Form 8-K as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits.
     The following exhibits are included in this Form 8-K.
     (d) Exhibits.
3.1	Fourth Amended and Restated Bylaws of Crescent Real Estate Equities Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY
By:	/s/ JERRY R. CRENSHAW, JR.
	Name:	Jerry R. Crenshaw, Jr.
	Title:	Managing Director and Chief Financial Officer

Date: December 16, 2005